Exhibit 99.1

IBM TO ACQUIRE RED HAT, COMPLETELY CHANGING THE CLOUD LANDSCAPE AND BECOMING WORLD’S #1 HYBRID CLOUD PROVIDER

•                 Most significant tech acquisition of 2018 will unlock true value of cloud for business

•                 IBM and Red Hat to provide open approach to cloud, featuring unprecedented security and portability across multiple clouds

•                 Deal accelerates IBM’s high-value business model, making IBM the #1 hybrid cloud provider in an emerging $1 trillion growth market

•                 Acquisition will be free cash flow and gross margin accretive within 12 months, accelerate revenue growth and support a solid and growing dividend

•                 IBM to maintain Red Hat’s open source innovation legacy, scaling its vast technology portfolio and empowering its widespread developer community

•                 Red Hat to operate as a distinct unit within IBM’s Hybrid Cloud team

Armonk, NY and Raleigh, NC — October 28, 2018 — IBM (NYSE:IBM) and Red Hat (NYSE:RHT), the world’s leading provider of open source cloud software, announced today that the companies have reached a definitive agreement under which IBM will acquire all of the issued and outstanding common shares of Red Hat for $190.00 per share in cash, representing a total enterprise value of approximately $34 billion.

“The acquisition of Red Hat is a game-changer. It changes everything about the cloud market,” said Ginni Rometty, IBM Chairman, President and Chief Executive Officer. “IBM will become the world’s #1 hybrid cloud provider, offering companies the only open cloud solution that will unlock the full value of the cloud for their businesses.

“Most companies today are only 20 percent along their cloud journey, renting compute power to cut costs,” she said. “The next 80 percent is about unlocking real business value and driving growth. This is the next chapter of the cloud. It requires shifting business applications to hybrid cloud, extracting more data and optimizing every part of the business, from supply chains to sales.”

“Open source is the default choice for modern IT solutions, and I’m incredibly proud of the role Red Hat has played in making that a reality in the enterprise,” said Jim Whitehurst, President and CEO, Red Hat. “Joining forces with IBM will provide us with a greater level of scale, resources and capabilities to accelerate the impact of open source as the basis for digital transformation and bring Red Hat to an even wider audience —  all while preserving our unique culture and unwavering commitment to open source innovation.”

This acquisition brings together the best-in-class hybrid cloud providers and will enable companies to securely move all business applications to the cloud. Companies today are already using multiple clouds. However, research shows that 80 percent of business workloads have yet to move to the cloud, held back by the proprietary nature of today’s cloud market. This prevents portability of data and applications across multiple clouds, data security in a multi-cloud environment and consistent cloud management.

IBM and Red Hat will be strongly positioned to address this issue and accelerate hybrid multi-cloud adoption. Together, they will help clients create cloud-native business applications faster, drive greater portability and security of data and applications across multiple public and private clouds, all with consistent cloud management. In doing so, they will draw on their shared leadership in key technologies, such as Linux, containers, Kubernetes, multi-cloud management, and cloud management and automation.

IBM’s and Red Hat’s partnership has spanned 20 years, with IBM serving as an early supporter of Linux, collaborating with Red Hat to help develop and grow enterprise-grade Linux and more recently to bring enterprise Kubernetes and hybrid cloud solutions to customers. These innovations have become core technologies within IBM’s $19 billion hybrid cloud business. Between them, IBM and Red Hat have contributed more to the open source community than any other organization.

“Today’s announcement is the evolution of our long-standing partnership,” said Rometty. “This includes our joint Hybrid Cloud collaboration announcement in May, a key precursor in our journey to this day.”

With this acquisition, IBM will remain committed to Red Hat’s open governance, open source contributions, participation in the open source community and development model, and fostering its widespread developer ecosystem. In addition, IBM and Red Hat will remain committed to the continued freedom of open source, via such efforts as Patent Promise, GPL Cooperation Commitment, the Open Invention Network and the LOT Network.

IBM and Red Hat also will continue to build and enhance Red Hat partnerships, including those with major cloud providers, such as Amazon Web Services, Microsoft Azure, Google Cloud, Alibaba and more, in addition to the IBM Cloud. At the same time, Red Hat will benefit from IBM’s hybrid cloud and enterprise IT scale in helping expand their open source technology portfolio to businesses globally.

“IBM is committed to being an authentic multi-cloud provider, and we will prioritize the use of Red Hat technology across multiple clouds” said Arvind Krishna, Senior Vice President, IBM Hybrid Cloud. “In doing so, IBM will support open source technology wherever it runs, allowing it to scale significantly within commercial settings around the world.”

Upon closing of the acquisition, Red Hat will join IBM’s Hybrid Cloud team as a distinct unit, preserving the independence and neutrality of Red Hat’s open source development heritage and commitment, current product portfolio and go-to-market strategy, and unique development culture. Red Hat will continue to be led by Jim Whitehurst and Red Hat’s current management team. Jim Whitehurst also will join IBM’s senior management team and report to Ginni Rometty. IBM intends to maintain Red Hat’s headquarters, facilities, brands and practices.

“IBM’s commitment to keeping the things that have made Red Hat successful - always thinking about the customer and the open source community first — make this a tremendous opportunity for not only Red Hat but also open source more broadly,” said Paul Cormier, President, Products and Technologies, Red Hat. “Since the day we decided to bring open source to the enterprise, our mission has remained unchanged. And now, one of the biggest enterprise technology companies on the planet has agreed to partner with us to scale and accelerate our efforts, bringing open source innovation to an even greater swath of the enterprise.”

Financial Details

The acquisition of Red Hat reinforces IBM’s high-value model. It will accelerate IBM’s revenue growth, gross margin and free cash flow within 12 months of closing. It also will support a solid and growing dividend.

The company will continue with a disciplined financial policy and is committed to maintaining strong investment grade credit ratings. The company will target a leverage profile consistent with a mid to high single A credit rating. The company intends to suspend its share repurchase program in 2020 and 2021.

At signing, the company has ample cash, credit and bridge lines to secure the transaction financing. The company intends to close the transaction through a combination of cash and debt.

The acquisition has been approved by the boards of directors of both IBM and Red Hat. It is subject to Red Hat shareholder approval. It also is subject to regulatory approvals and other customary closing conditions. It is expected to close in the latter half of 2019.

Investor conference call details

IBM will host an investor conference call beginning at 8:30 a.m. EDT, Monday, October 29, 2018. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/ibm-acquires-redhat102018.html. Presentation charts will be available shortly before the Webcast.

About IBM

For more information about IBM, visit ibm.com/news

About Red Hat, Inc.

Red Hat is the world’s leading provider of enterprise open source software solutions, using a community-powered approach to deliver reliable and high-performing Linux, hybrid cloud, container, and Kubernetes technologies. Red Hat helps customers integrate new and existing IT applications, develop cloud-native applications, standardize on our industry-leading operating system, and automate, secure, and manage complex environments. Award-winning support, training, and consulting services make Red Hat a trusted adviser to the Fortune 500. As a strategic partner to cloud providers, system integrators, application vendors, customers, and open source communities, Red Hat can help organizations prepare for the digital future.

Contacts

IBM

Media Contact:

Ian Colley

+1 914-434-3043

colley@us.ibm.com

or

Investor Relations

Patricia Murphy

+1 914-499-5800

pamurphy@us.ibm.com

Red Hat, Inc.

Media Contact:

Stephanie Wonderlick

+1 571-421-8169

swonderl@redhat.com

or

Investor Relations:

Tom McCallum

+1 919-754-4630

tmccallum@redhat.com

Forward-Looking Statements

Certain statements contained in this communication may be characterized as forward-looking under the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially. Additional information concerning these factors is contained in IBM’s filings and other submissions with the SEC. Copies are available from the SEC or from the IBM web site (www.ibm.com).

Statements in this communication regarding IBM and Red Hat that are forward-looking may include projections as to closing date for the transaction, the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on IBM’s business, the expected terms and scope of the expected financing for the transaction, the aggregate amount of indebtedness of IBM following the closing of the transaction, IBM’s expectations regarding debt repayment and its debt to capital ratio following the closing of the transaction, IBM’s share repurchase programs and ability and intent to declare future dividend payments, the synergies from the transaction, the combined company’s future operating results, and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of IBM and Red Hat (as the case may be), as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of each company’s and each company’s management’s control. In particular, projected financial information for the combined businesses of IBM and Red Hat is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of IBM and Red Hat.

Important risk factors related to the transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IBM’s and Red Hat’s business and the price of the common stock of IBM and Red Hat; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the shareholders of Red Hat; the timing to consummate the proposed transaction; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on IBM’s and Red Hat’s business relationships, operating results and business generally; the risk that the proposed transaction may disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the ability to achieve the synergies and value creation contemplated; IBM’s ability to promptly and effectively integrate Red Hat’ businesses; the risk that revenues following the transaction may be lower than expected; the risk that operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, and suppliers) may be greater than expected; the assumption of unexpected risks and liabilities; the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the proposed transaction; the diversion of and attention of management of both IBM and Red Hat on transaction-related issues; and the other factors discussed in “Risk Factors” in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent filings with the SEC, which are available at http://www.sec.gov. IBM assumes no obligation to update the information in the communication, except as otherwise required by law. Accordingly, you should not place undue reliance on these forward looking statements.

Important Additional Information and Where to Find It

In connection with the proposed merger, Red Hat, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.redhat.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 100 East Davie Street, Raleigh, North Carolina 27601, or by calling (919) 754-3700.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on June 25, 2018, and its Annual Report on Form 10-K for the fiscal year ended February 28, 2018, which was filed with the SEC on April 26, 2018. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.redhat.com.